Exhibit 10.2

AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 4 TO MASTER REPURCHASE AGREEMENT, dated as of March 25, 2016 (this “Amendment”), among PARLEX 1 FINANCE, LLC (“Parlex 1” or “Seller”) and BANK OF AMERICA, N.A., a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase Agreement, dated as of May 21, 2013, as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of September 23, 2013, as further amended by that certain Joinder Agreement, also dated as of September 23, 2013 (the “Joinder Agreement”), as further amended by that certain Amendment No. 2 to Master Repurchase Agreement, dated as of June 30, 2014, as further amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of March 27, 2015, and as further amended by that certain Joinder Termination Agreement between Seller, Parlex 3 and Buyer and dated as of the Amendment Effective Date (a copy of which is attached hereto as Exhibit A and made a part hereof, the “Joinder Termination Agreement”) (and as may be further amended, restated, supplemented, or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed to amend certain provisions of the Repurchase Agreement in the manner set forth herein, acknowledge the termination and release of Parlex 3 as a party to the Repurchase Agreement and each of the other Transaction Documents to which it is a party or which are stated to apply to it, as more expressly set forth in the Joinder Termination Agreement, and Blackstone Mortgage Trust Inc. (“Guarantor”) has agreed to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer each hereby agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a) The terms, “Facility Termination Date”, “Initial Facility Termination Date” and “Repurchase Date”, as set forth in Section 2 of the Repurchase Agreement, are each hereby amended and restated in their entirety to read as follows:

“Facility Termination Date” shall mean the Initial Facility Termination Date, as the same may be extended to May 21, 2020, in accordance with the exercise of the First Extension Option, as the same may be further extended to May 21, 2021, in accordance with the exercise of the Second Extension Option.

“Initial Facility Termination Date” shall mean May 21, 2019.

“Repurchase Date” shall mean, with respect to any Purchased Loan, the date that is the earliest to occur of the following: (a) the Initial Facility Termination Date, unless extended pursuant to Section 3(k) and, if the Initial Facility Termination Date is extended pursuant to Section 3(k), the Facility Termination Date as so extended, (b) the Repurchase Date specified in the related Confirmation, and (c) the Early Repurchase Date or Accelerated Repurchase Date.

(b) Section 12(t) of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

(t) Seller shall pay to Buyer the Purchased Loan Fee, which shall be fully earned by, and due and payable to, Buyer (i) with respect to each Legacy Purchased Loan, on the third (3rd) anniversary of each related Purchase Date, and (ii) with respect to each New Purchased Loan, on each of the third (3rd) anniversary of the related Purchase Date and each subsequent anniversary of the related Purchase Date thereafter occurring prior to the Repurchase Date of such Purchased Loan.

SECTION 2. Termination of Parlex 3 as a Seller. Each of Buyer and Seller hereby acknowledges and agrees that, effective as of the Amendment Effective Date (as defined below) Buyer, Seller and Parlex 3 have delivered the Joinder Termination Agreement pursuant to which, among other matters, (i) the Joinder Agreement was terminated and made of no further force or effect, (ii) Parlex 3 ceased to be a “Seller” under the Repurchase Agreement for any purpose, and (iii) Parlex 3 was released as a party to the Repurchase Agreement and other Transaction Documents and was released from any and all obligations thereunder, including, without limitation, any obligations expressly stated to survive any release from or termination of the Repurchase Agreement or any other Transaction Document. Accordingly, from and after the Amendment Effective Date, all references in the Repurchase Agreement and Transaction Documents to “Seller” or “Sellers” shall exclude, for all purposes, Parlex 3.

SECTION 3. Effectiveness. This Amendment shall become effective on the date first set forth above (the “Amendment Effective Date”), which is the date on which this Amendment is executed and delivered by a duly authorized officer of each of Seller and Buyer and acknowledged and agreed by Guarantor, along with delivery to Buyer of such other documents as Buyer reasonably requested prior to the Amendment Effective Date, including, without limitation, customary opinions as to corporate and security interest matters and with respect to the applicability of Bankruptcy Code safe harbors.

SECTION 4. Compliance with Transaction Documents. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Section 10 of the Repurchase Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).

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SECTION 5. Acknowledgements of Seller. Seller hereby acknowledges that, as of the date hereof, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Transaction Documents.

SECTION 6. Acknowledgments of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and the Joinder Termination Agreement, and agrees that it continues to be bound by the Guaranty to the extent of the Obligations (as defined therein), notwithstanding the execution and delivery of this Amendment and the Joinder Termination Agreement and the impact of the changes set forth herein and therein, and (b) that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guaranty and each of the other Transaction Documents.

SECTION 7. Limited Effect. Except as expressly amended and modified by this Amendment and the Joinder Termination Agreement, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Agreement” and the “Transaction Documents” shall be deemed to include, in any event, this Amendment and the Joinder Termination Agreement. Each reference to the Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended by this Amendment and the Joinder Termination Agreement.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 9. Expenses. Seller agrees to pay and reimburse Buyer for all actual out-of-pocket costs and expenses reasonably incurred by Buyer in connection with the preparation, execution and delivery of this Amendment and the Joinder Termination Agreement in accordance with Section 20(b) of the Repurchase Agreement.

SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

SECTION 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

[Remainder of page intentionally left blank; Signatures follow on next page.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

BANK OF AMERICA, N.A.,
a national banking association

By:	/s/ Steven Wasser
	Name:	Steven Wasser
	Title:	Managing Director

SELLER:

PARLEX 1 FINANCE, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Managing Director, Head of Capital
Markets and Treasurer

Signature Page to Amendment No. 4 to Master Repurchase Agreement

Acknowledged and Agreed:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

PARLEX 3 FINANCE, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

Signature Page to Amendment No. 4 to Master Repurchase Agreement

Exhibit A

Joinder Termination Agreement

[To be attached]